EXHIBIT 32.2
CERTIFICATION OF PRESIDENT
Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the “Company”) for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Michael J. Mayell, President of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 9, 2007

/s/ Michael J. Mayell
Michael J. Mayell
President

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